Exhibit 21.1

Legal Entity	Current DBA in use	State of Organization

7 Rod Real Estate North, a Limited Liability Company		WY
7 Rod Real Estate South, a Limited Liability Company		WY
A&R Insurance Enterprises, Inc.		FL
Abraham Chevrolet-Miami, Inc.	Maroone Chevrolet of Miami; Maroone Collision Repair Center	DE
Abraham Chevrolet-Tampa, Inc.	AutoWay Chevrolet - Tampa	DE
ACER Fiduciary, Inc.		DE
Al Maroone Ford, LLC	Al Maroone Ford	DE
Albert Berry Motors, Inc.		TX
Allison Bavarian	BMW of Mountain View; MINI of Mountain View	CA
All-State Rent A Car, Inc.		NV
American Way Motors, Inc.	Dobbs Honda on Mendenhall	TN
AN Cadillac of WPB, LLC	Maroone Cadillac; Maroone Collision Center - Palm Beach	DE
AN California Region Management, LLC		DE
AN Chevrolet — Arrowhead, Inc.	Power Chevrolet - Arrowhead	DE
AN Chevrolet of Phoenix, LLC	Power Chevrolet - Camelback	DE
AN CJ Valencia, Inc.	Power Chrysler Jeep Valencia	DE
AN Corpus Christi Chevrolet, LP	Champion Cadillac; Champion Chevrolet	TX
AN Corpus Christi GP, LLC		DE
AN Corpus Christi Imports Adv. GP, LLC		DE
AN Corpus Christi Imports Adv., LP		TX
AN Corpus Christi Imports GP, LLC		DE
AN Corpus Christi Imports II GP, LLC		DE
AN Corpus Christi Imports II, LP		TX
AN Corpus Christi Imports, LP		TX
AN Corpus Christi T. Imports GP, LLC		DE
AN Corpus Christi T. Imports, LP	Champion Toyota Corpus Christi	TX
AN County Line Ford, Inc.	County Line Ford	TX
AN Dealership Holding Corp.		FL
AN East Central Region Management, LLC		DE
AN Florida Region Management, LLC		DE
AN Fremont Luxury Imports, Inc.	BMW of Fremont	DE
AN Imports of Henderson, LLC	Desert Acura of Henderson	DE
AN Imports of Lithia Springs, LLC		DE
AN Imports of Reno, LLC	Desert Acura of Reno	DE
AN Imports on Weston Road	Maroone Toyota	FL
AN Luxury Imports GP, LLC		DE
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	DE
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota	DE
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	TX
AN Motors of Delray Beach, Inc.	Maroone Volkswagen	DE
AN Motors of Scottsdale, LLC	Ford of North Scottsdale	DE
AN Pontiac GMC Houston North GP, LLC		DE
AN Pontiac GMC Houston North, LP	Champion Pontiac GMC Houston North	TX
AN Texas Region Management, Ltd.	AutoNation Shared Service Center	TX
AN West Central Region Management, LLC		DE
AN/CF Acquisition Corp.	Courtesy Ford	DE
AN/FGJE Acquisition Corp.		DE
AN/FMK Acquisition Corp.		DE
AN/GMF, Inc.		DE
AN/MF Acquisition Corp.	Joe Madden Ford	DE
AN/MNI Acquisition Corp.	Dobbs Nissan	DE
AN/PF Acquisition Corp.	Ford of Bellevue	DE

Legal Entity	Current DBA in use	State of Organization

AN/STD Acquisition Corp.		DE
Anderson Chevrolet		CA
Anderson Chevrolet Los Gatos, Inc.		CA
Anderson Cupertino, Inc.		CA
Anderson Dealership Group		CA
ANFS Texas Insurance Services Corp.		TX
Appleway Chevrolet, Inc.	Appleway Chevrolet; Appleway Mazda-Subaru; Appleway Mitsubishi; Appleway Toyota; Appleway Volkswagen-Audi	WA
Atrium Restaurants, Inc.		FL
Auto Ad Agency, Inc.		MD
Auto By Internet, Inc.		FL
Auto Car, Inc.	Autowest Honda-Roseville	CA
Auto Holding Corp.		DE
Auto Mission Ltd.	Hayward Toyota	CA
Auto West, Inc.	AutoWest Chrysler Dodge	CA
AutoNation Benefits Company, Inc.		FL
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		DE
AutoNation Dodge of Pembroke Pines, Inc.	Maroone Dodge of Pembroke Pines	DE
AutoNation Enterprises Incorporated		FL
AutoNation Financial Services Corp.		DE
AutoNation Floor Plan Funding Corp.		DE
AutoNation Fort Worth Motors, Ltd.	Bankston Chevrolet Fort Worth	TX
AutoNation GM GP, LLC		DE
AutoNation Holding Corp.		DE
AutoNation Imports Northwest, Inc.		DE
AutoNation Imports of Katy GP, LLC		DE
AutoNation Imports of Katy, L.P.	Champion Nissan	TX
AutoNation Imports of Lithia Springs, Inc.	Team Toyota; Team Scion	DE
AutoNation Imports of Longwood, Inc.	Courtesy Honda	DE
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	DE
AutoNation Imports of Winter Park, Inc.	Courtesy Toyota	DE
AutoNation Midwest Management, LLC		DE
AutoNation Motors Holding Corp.		DE
AutoNation Motors of Lithia Springs, Inc.		DE
AutoNation North Florida Management, LLC		DE
AutoNation North Texas Management GP, LLC		DE
AutoNation Northwest Management, LLC		DE
AutoNation Orlando Venture Holdings, Inc.		DE
AutoNation Realty Corporation		DE
AutoNation Receivables Corporation		DE
AutoNation Receivables Funding Corp.		DE
AutoNation South Texas Management GP, LLC		DE
AutoNation South Texas Management, LP		TX
AutoNation Southwest Management, LLC		DE
AutoNation USA of Perrine, Inc.	Maroone Nissan of Kendall	DE
AutoNation V. Imports of Delray Beach, LLC	Maroone Volvo	DE
AutoNation Vermont, Inc.		VT
AutoNationDirect.com, Inc.		DE
Bankston Auto, Inc.		TX
Bankston Chrysler Jeep of Frisco, L.P.	Bankston Chrysler Jeep Dodge of Frisco	TX
Bankston CJ GP, LLC		DE
Bankston Ford of Frisco, Ltd. Co.	Bankston Ford of Frisco	TX
Bankston Nissan in Irving, Inc.	Bankston Nissan Irving	TX

Legal Entity	Current DBA in use	State of Organization

Bankston Nissan Lewisville GP, LLC		DE
Bankston Nissan Lewisville, Ltd.	Bankston Nissan Lewisville	TX
Bargain Rent-A-Car	Lexus of Cerritos	CA
Batfish, LLC		CO
BBCSS, Inc.		AZ
Beach City Chevrolet Company, Inc.	Power Chevrolet Long Beach	CA
Beacon Motors, Inc.	Maroone Chevrolet of West Dade	FL
Bell Dodge, LLC	Power Chrysler Jeep Dodge Scottsdale	DE
Bengal Motor Company, Ltd.	Maroone Honda of Miami	FL
Bengal Motors, Inc.		FL
Bill Ayares Chevrolet, LLC	Fox Chevrolet of Laurel	DE
Bledsoe Dodge, LLC	Bankston Dodge Grand Prairie; Bankston Dodge Dallas	DE
Bob Townsend Ford, Inc.		DE
Body Shop Holding Corp.		DE
BOSC Automotive Realty, Inc.		DE
Brown & Brown Chevrolet — Superstition Springs, LLC	Power Chevrolet - Superstition Springs	AZ
Brown & Brown Chevrolet, Inc.	Brown & Brown Chevrolet	AZ
Brown & Brown Nissan Mesa, LLC	Brown & Brown Nissan Mesa	AZ
Brown & Brown Nissan, Inc.	Power Nissan Tempe	AZ
Buick Mart Limited Partnership		GA
Bull Motors, LLC	Maroone Ford of Miami	DE
C. Garrett, Inc.		CO
Carlisle Motors, LLC	AutoWay Ford - St. Petersburg; AutoWay Lincoln-Mercury - Clearwater	DE
Carwell, LLC	Land Rover South Bay; Mercedes Benz of South Bay	DE
Cerritos Body Works, Inc.	Irvine Auto Body; Power Volvo Irvine
Cerritos Imports, Inc.	Power Volvo Cerritos	DE
Champion Chevrolet, LLC	Power Chevrolet; Power Pontiac Buick GMC	DE
Champion Ford, Inc.		TX
Charlie Hillard, Inc.	Charlie Hillard Ford, Mazda	TX
Charlie Thomas Chevrolet GP, LLC		DE
Charlie Thomas Chevrolet, Ltd.	Champion Chevrolet Mitsubishi Gulf Freeway	TX
Charlie Thomas Chrysler-Plymouth, Inc.	Champion Chrysler Jeep Isuzu Hyundai	TX
Charlie Thomas Courtesy Leasing, Inc.		TX
Charlie Thomas F. GP, LLC		DE
Charlie Thomas Ford, Ltd.	Champion Ford Gulf Freeway	TX
Charlie Thomas’ Courtesy Ford, Ltd.	Champion Ford Mazda	TX
Charlie Thomas’ Courtesy GP, LLC		DE
Chesrown Auto, LLC		DE
Chesrown Chevrolet, LLC	John Elway Chevrolet	DE
Chesrown Collision Center, Inc.	AutoNation Collision Repair Center	CO
Chesrown Ford, Inc.	John Elway Ford West	CO
Chevrolet World, Inc.	Courtesy Chevrolet at the Airport	FL
Chuck Clancy Ford of Marietta, LLC	Team Ford of Marietta	DE
Coastal Cadillac, Inc.	Coastal Cadillac	FL
Consumer Car Care Corporation		TN
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; Porsche of North Orlando	FL
Cook-Whitehead Ford, Inc.	Cook-Whitehead Ford; Cook-Whitehead Collision-Panama City	FL
Corporate Properties Holding, Inc.		DE
Costa Mesa Cars, Inc.	Power Honda Costa Mesa	CA
Courtesy Auto Group, Inc.	Courtesy Buick; Courtesy Pontiac GMC Buick	FL
Courtesy Broadway, LLC	John Elway Used Outlet Center	CO
Covington Pike Motors, Inc.	Dobbs Honda on Covington Pike	TN

Legal Entity	Current DBA in use	State of Organization

CT Intercontinental GP, LLC		DE
CT Intercontinental, Ltd.	BMW of Houston North; BMW of Houston North in The Woodlands; MINI of The Woodlands	TX
CT Motors, Inc.	Champion Acura Gulf Freeway	TX
D/L Motor Company	AutoWay Honda	FL
Deal Dodge of Des Plaines, Inc.		IL
Dealership Properties, Inc.		NV
Dealership Realty Corporation		TX
Desert Buick-GMC Trucks, L.L.C.	Desert Buick GMC Pontiac	DE
Desert Chrysler-Plymouth, Inc.	Desert Chrysler Jeep	DE
Desert Dodge, Inc.	Desert Chrysler Jeep Dodge	NV
Desert GMC, LLC	Desert Pontiac GMC Buick	DE
Desert Lincoln-Mercury, Inc.	Desert Lincoln-Mercury	NV
Dobbs Brothers Buick-Pontiac, Inc.	Dobbs Mazda; Dobbs Pontiac-GMC	TN
Dobbs Ford of Memphis, Inc.	Dobbs Ford at Wolfchase	DE
Dobbs Ford, Inc.	Dobbs Ford	FL
Dobbs Mobile Bay, Inc.	Treadwell Ford	AL
Dobbs Motors of Arizona, Inc.	Dobbs Honda	AZ
Dodge of Bellevue, Inc.	Dodge of Bellevue	DE
Don Mealey Chevrolet, Inc.	Courtesy Chevrolet at West Colonial	FL
Don Mealey Imports, Inc.	Courtesy Acura	FL
Don-A-Vee Jeep Eagle, Inc.		CA
Downers Grove Dodge, Inc.	Downers Grove Dodge	DE
Driver’s Mart Worldwide, Inc.		VA
Eastgate Ford, Inc.	Eastgate Ford	OH
Ed Mullinax Ford, LLC	Ed Mullinax Ford	DE
Edgren Motor Company, Inc.	Autowest Honda-Fremont	CA
El Monte Imports, Inc.	Power Nissan El Monte	DE
El Monte Motors, Inc.	Power Chevrolet El Monte	DE
Elmhurst Auto Mall, Inc.		IL
Emich Chrysler Plymouth, LLC	John Elway Chrysler Jeep on Broadway	DE
Emich Dodge, LLC	John Elway Dodge on Arapahoe Road	DE
Emich Oldsmobile, LLC	John Elway Chrysler Jeep West; John Elway Lamborghini; John Elway Pontiac Buick GMC South; John Elway Pontiac Buick GMC West; John Elway Subaru South	DE
Emich Subaru West, LLC	John Elway Subaru West	DE
Empire Services Agency, Inc.		FL
Empire Warranty Corporation		FL
Empire Warranty Holding Company		FL
Financial Services GP, LLC		DE
Financial Services, Ltd.	Champion Auto Auction	TX
First Team Automotive Corp.		DE
First Team Ford of Manatee, Ltd.	AutoWay Ford-Bradenton	FL
First Team Ford, Ltd.	Courtesy Ford	FL
First Team Imports, Ltd.		FL
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.	Courtesy Chrysler Jeep of Casselberry	FL
First Team Management, Inc.		FL
First Team Premier, Ltd.		FL
Fit Kit, Inc.	Power Toyota Buena Park	CA
Florida Auto Corp.		DE
Ford of Garden Grove Limited Partnership		GA
Ford of Kirkland, Inc.		WA
Fox Chevrolet, LLC	Fox Chevrolet	DE
Fox Hyundai, Inc.		MD

Legal Entity	Current DBA in use	State of Organization

Fox Imports, LLC	Fox Mitsubishi	DE
Fox Motors, LLC	Fox Buick-Pontiac-GMC	DE
Fred Oakley Motors, Inc.	Bankston Dodge Irving	DE
Ft. Lauderdale Nissan, Inc.	Maroone Nissan of Ft. Lauderdale	FL
G.B. Import Sales & Service, LLC	Power Volvo South Bay	DE
Gene Evans Ford, LLC	Gene Evans Team Ford	DE
George Sutherlin Nissan, LLC	Team Nissan of Marietta	DE
Government Boulevard Motors, Inc.	Treadwell Honda	AL
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay	FL
Hayward Dodge, Inc.		DE
Hillard Auto Group, Inc.		TX
Hollywood Imports Limited, Inc.	Maroone Honda of Hollywood	FL
Hollywood Kia, Inc.	Maroone Kia of Hollywood	FL
Horizon Chevrolet, Inc.	Horizon Chevrolet	OH
House of Imports, Inc.	House of Imports	CA
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	TX
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North	TX
Houston Imports Greenway GP, LLC		DE
Houston Imports North GP, LLC		DE
Hub Motor Company, LLC		DE
Irvine Imports, Inc.	Power Toyota Irvine	CA
Irvine Toyota/Nissan/Volvo Limited Partnership		GA
Jemautco, Inc.		OH
Jerry Gleason Chevrolet, Inc.	Jerry Gleason Chevrolet	IL
Jerry Gleason Dodge, Inc.		IL
Jim Quinlan Chevrolet Co.	AutoWay Chevrolet	DE
Jim Quinlan Ford Lincoln-Mercury, Inc.	AutoWay Ford, Lincoln-Mercury	FL
Joe MacPherson Ford	Power Ford Tustin	CA
Joe MacPherson Imports No. I		CA
Joe MacPherson Infiniti	Infiniti Tustin	CA
Joe MacPherson Oldsmobile		CA
John M. Lance Ford, LLC	John Lance Ford	DE
J-R Advertising Company		CO
J-R Motors Company North	John Elway Honda; John Elway Mazda Hyundai North	CO
J-R Motors Company South	John Elway Toyota	CO
JRJ Investments, Inc.	Desert Audi; Desert BMW of Henderson; Desert BMW of Las Vegas; Desert Mini of Las Vegas; Desert Volkswagen	NV
J-R-M Motors Company Northwest, LLC		CO
Kenyon Dodge, Inc.	AutoWay Dodge	FL
King’s Crown Ford, Inc.	Mike Shad Ford at the Avenues	DE
Kirkland Pontiac-Buick-GMC, Inc.		WA
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami; Maroone Collision Center of North Miami	FL
L.P. Evans Motors, Inc.	Maroone Nissan of Miami	FL
Lance Children, Inc.		OH
Leesburg Imports, LLC	Leesburg Honda	DE
Leesburg Motors, LLC	Leesburg Toyota	DE
Les Marks Chevrolet, Inc.		TX
Lew Webb’s Ford, Inc.		CA
Lew Webb’s Irvine Nissan, Inc.	Power Nissan Irvine	CA
Lewisville Imports GP, LLC		DE
Lewisville Imports, Ltd.	Bankston Honda	TX
Lexus of Cerritos Limited Partnership		GA
Lot 4 Real Estate Holdings, LLC		DE
MacHoward Leasing	Power Chevrolet Irvine	CA

Legal Entity	Current DBA in use	State of Organization

MacPherson Enterprises, Inc.		CA
Magic Acquisition Corp.	Power Ford Valencia	DE
Marks Family Dealerships, Inc.		TX
Marks Transport, Inc.	Champion Toyota Gulf Freeway	TX
Maroone Chevrolet Ft. Lauderdale, Inc.	Maroone Chevrolet of Fort Lauderdale	FL
Maroone Chevrolet, LLC	Maroone Chevrolet of Pembroke Pines; Maroone Isuzu	DE
Maroone Dodge, LLC	Maroone Dodge of Miami	DE
Maroone Ford, LLC	Maroone Ford of Ft. Lauderdale	DE
Maroone Management Services, Inc	Maroone Chrysler Jeep	FL
Maroone Oldsmobile, LLC		DE
MC/RII, LLC		OH
Mealey Holdings, Inc.		FL
Mechanical Warranty Protection, Inc.		FL
Metro Chrysler Jeep, Inc.	Courtesy Chrysler Jeep at Sanford	FL
Midway Chevrolet, Inc.	Midway Chevrolet	TX
Mike Hall Chevrolet, Inc.	Champion Chevrolet Hwy 6	DE
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.	Mike Shad Chrysler Jeep at Cassat	FL
Mike Shad Ford, Inc.	Mike Shad Ford of Orange Park	FL
Miller-Sutherlin Automotive, LLC	Miller-Sutherlin Automotive	DE
Mission Blvd. Motors, Inc.	Hayward Nissan	CA
Mr. Wheels, Inc.	Power Toyota Cerritos	CA
Mullinax East, LLC	Mullinax Ford East	DE
Mullinax Ford North Canton, Inc.	Mullinax Ford North Canton	OH
Mullinax Ford South, Inc.	Maroone Ford of Margate	FL
Mullinax Insurance Agency		OH
Mullinax Lincoln-Mercury, Inc.	Mullinax Lincoln-Mercury	DE
Mullinax of Mayfield, LLC	Mullinax Jeep of Mayfield; Mullinax Lincoln-Mercury of Mayfield	DE
Mullinax Used Cars, Inc.	Mullinax Used Cars	OH
Naperville Imports, Inc.	Mercedes-Benz of Naperville	DE
Newport Beach Cars, LLC	Newport Auto Center	DE
Nichols Ford, Ltd.	Nichols Ford	TX
Nichols GP, LLC		DE
Nissan of Brandon, Inc.	AutoWay Nissan of Brandon	FL
Northpoint Chevrolet, LLC	Team Chevrolet at Northpoint	DE
Northpoint Ford, Inc.	Team Ford at Northpoint	DE
Northwest Financial Group, Inc.	BMW of Bellevue	WA
Ontario Dodge, Inc.	Power Dodge Ontario	CA
Orange County Automotive Imports, LLC		DE
Payton-Wright Ford Sales, Inc.	Payton-Wright Ford	TX
Peyton Cramer Automotive	Acura of South Bay	CA
Peyton Cramer Ford	Power Ford Torrance	CA
Peyton Cramer Infiniti	Infiniti South Bay	CA
Peyton Cramer Jaguar	Jaguar of South Bay	CA
Peyton Cramer Lincoln-Mercury	Power Hyundai Volkswagen South Bay	CA
Pierce Automotive Corporation	AutoNation Fleet Direct	AZ
Pierce, LLC	Power Toyota Tempe; Power Scion Tempe	DE
Pitre Buick-Pontiac-GMC of Scottsdale, Inc.	Power Pontiac Buick GMC Scottsdale	DE
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.	Power Chrysler Jeep Scottsdale	DE
Pitre Chrysler-Plymouth-Jeep on Bell, Inc.		DE
Pitre Isuzu-Subaru-Hyundai of Scottsdale, Inc.	Power Hyndai Isuzu; Power Subaru	DE
Plains Chevrolet GP, LLC		DE
Plains Chevrolet, Ltd.	Plains Chevrolet	TX
PMWQ, Inc.		NV

Legal Entity	Current DBA in use	State of Organization

PMWQ, Ltd.		TX
Port City Imports, Inc.	Champion Honda Hyundai	TX
Port City Pontiac-GMC Trucks, Inc.	Champion Pontiac, Buick, GMC	TX
Prime Auto Resources, Inc.	Prime Auto Auction	CA
Quality Nissan GP, LLC		DE
Quality Nissan, Ltd.	Quality Nissan	TX
Quinlan Motors, Inc.	AutoWay Nissan of Clearwater	FL
R. Coop Limited		CO
R.L. Buscher II, Inc.		CO
R.L. Buscher III, Inc.		CO
Real Estate Holdings, Inc.		FL
Republic DM Property Acquisition Corp.		DE
Republic Resources Company		DE
Republic Risk Management Services, Inc.		FL
Resources Aviation, Inc.		FL
RI Merger Corp.		CO
RI/ASC Acquisition Corp.		DE
RI/BB Acquisition Corp.	Courtesy Collision East Colonial; Courtesy Collision Hoffner; Courtesy Collision Kissimmee; Courtesy Collision Longwood; Courtesy Collision Orange Ave.; Courtesy Collision Chevrolet at the Airport; Courtesy Auto Glass and Upholstery; Courtesy Collision Oviedo; Courtesy Collision Winter Garden	DE
RI/BBNM Acquisition Corp		AZ
RI/BRC Real Estate Corp.		CA
RI/DM Acquisition Corp.		DE
RI/Hollywood Nissan Acquisition Corp.	Maroone Nissan of Pembroke Pines	DE
RI/LLC Acquisition Corp.	John Elway Nissan North; John Elway Nissan South	CO
RI/LLC-2 Acquisition Corp.		CO
RI/PII Acquisition Corp.		DE
RI/RMC Acquisition GP, LLC		DE
RI/RMC Acquisition, Ltd.	Champion Chevrolet	TX
RI/RMP Acquisition Corp.	Champion Pontiac/GMC; Champion Jeep; Champion Hyundai; Champion Pontiac/GMC/Jeep/Hyundai; Champion Autoplex; Champion Chrysler; Champion Chrysler Plymouth Jeep; Champion Plymouth	DE
RI/RMT Acquisition GP, LLC		DE
RI/RMT Acquisition, Ltd.	Champion Toyota	TX
RI/WFI Acquisition Corporation	Woodfield Ford	DE
RIVT I LLC		DE
RIVT I LP		DE
RIVT II LLC		DE
RIVT II LP		DE
RIVT Management, Inc.		DE
Rosecrans Holdings, LLC		DE
Rosecrans Investments, LLC		DE
Roseville Motor Corporation	AutoWest Chrysler Jeep Dodge	CA
RRM Corporation		DE
RSHC, Inc.		DE
Sahara Imports, Inc.	Desert Honda	NV
Sahara Nissan, Inc.	Desert Nissan	NV
Saul Chevrolet, Inc.	Power Chevrolet Corona; Power Volkswagen Corona	CA
SCM Realty, Inc.		FL
Security Insurance Agency, Inc.		MD

Legal Entity	Current DBA in use	State of Organization

Service Station Holding Corp.		DE
Shamrock Ford, Inc.	Ford of Dublin	CA
Six Jays LLC		CO
SMI Motors, Inc.	Costa Mesa Infiniti	CA
Smythe European, Inc.	Smythe Volvo	CA
Southwest Dodge, LLC	John Elway Dodge Southwest	DE
Spitfire Properties, Inc.		FL
Spokane Mitsubishi Dealers Advertising Association, Inc.		WA
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	DE
Steakley Chevrolet GP, LLC		DE
Steakley Chevrolet, Ltd.	Bankston Chevrolet Dallas	TX
Steeplechase Motor Company		TX
Steve Moore Chevrolet Delray, LLC	Maroone Chevrolet of Delray	DE
Steve Moore Chevrolet, LLC	Maroone Chevrolet of Greenacres	DE
Steve Moore’s Buy-Right Auto Center, Inc.		FL
Steve Rayman Pontiac-Buick-GMC-Truck, LLC	Team Pontiac-Buick-GMC	DE
Stevens Creek Motors, Inc.	AutoWest Acura of Stevens Creek	CA
Sunrise Nissan of Jacksonville, Inc.	Mike Shad Nissan of Jacksonville	FL
Sunrise Nissan of Orange Park, Inc.	Mike Shad Nissan of Orange Park	FL
Sunset Pontiac-GMC Truck South, Inc.		FL
Sunset Pontiac-GMC, Inc.	AutoWay Pontiac GMC-North	MI
Superior Nissan, Inc.	Superior Nissan	NC
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC	Team Chrysler Jeep	DE
Sutherlin H. Imports, LLC	Team Honda	DE
Sutherlin Imports, LLC	AutoWay Toyota	DE
Sutherlin Nissan, LLC	Team Nissan of Lithia Springs	DE
Sutherlin Town Center, Inc.		GA
Tartan Advertising, Inc.		CA
Tasha Incorporated		CA
Taylor Jeep Eagle, LLC		DE
Team Dodge, Inc.	Team Dodge of Union City	DE
Terry York Motor Cars, Ltd.	Landrover Encino	CA
Texan Ford Sales, Ltd.	Texan Ford	TX
Texan Ford, Inc.	Champion Ford Katy	TX
Texan Lincoln-Mercury, Inc.	Champion Lincoln Mercury Isuzu	DE
Texan Sales GP, LLC		DE
Texas Management Companies LP, LLC		DE
The Consulting Source, Inc.		FL
The Pierce Corporation II, Inc.		AZ
Tinley Park A. Imports, Inc.	Audi of Tinley Park	DE
Tinley Park J. Imports, Inc.	Jaguar Tinley Park; Land Rover Tinley Park	DE
Tinley Park V. Imports, Inc.	Laurel Volvo of Tinley Park	DE
Torrance Nissan, LLC	Power Nissan Torrance	DE
Tousley Ford, Inc.	Tousley Ford	MN
Town & Country Chrysler Jeep, Inc.		DE
Toyota Cerritos Limited Partnership		GA
Triangle Corporation		DE
T-West Sales & Service, Inc.	Desert Toyota and Scion	NV
Valencia B. Imports, Inc.	Valencia BMW	DE
Valencia Dodge	Power Chrysler Jeep Valencia; Power Dodge Valencia	CA
Valencia H. Imports, Inc.	Power Honda Valencia	DE
Valencia Lincoln-Mercury, Inc.		DE
Valley Chevrolet, LLC	Fox Chevrolet of Timonium	DE
Vanderbeek Motors, Inc.	AutoWest Mazda Subaru; BMW of Roseville	CA

Legal Entity	Current DBA in use	State of Organization

Vanderbeek Olds/GMC Truck, Inc.	AutoWest Buick, GMC	CA
Village Motors, LLC	Libertyville Toyota	DE
Vince Wiese Chevrolet, Inc.	Power Chevrolet Valencia	DE
W.O. Bankston Lincoln-Mercury, Inc.	Bankston Lincoln-Mercury	DE
W.O. Bankston Nissan, Inc.	Bankston Nissan of Dallas	TX
Wallace Dodge, LLC	Maroone Chrysler Jeep Delray; Maroone Dodge of Delray	DE
Wallace Ford, LLC	Maroone Ford of Delray	DE
Wallace Lincoln-Mercury, LLC	Maroone Lincoln-Mercury of North Palm Beach	DE
Wallace Nissan, LLC	Maroone Nissan of Delray	DE
Webb Automotive Group, Inc.		CA
West Colton Cars, Inc.		CA
West Side Motors, Inc.	West Side Honda	TN
Westgate Chevrolet GP, LLC		DE
Westgate Chevrolet, Ltd.	Westgate Chevrolet	TX
Westmont A. Imports, Inc.	Laurel Audi of Westmont	DE
Westmont B. Imports, Inc.	Laurel BMW of Westmont	DE
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	DE
Woody Capital Investment Company II		CO
Woody Capital Investment Company III		CO
Working Man’s Credit Plan, Inc.		TX
World Wide Warranty Co.		FL
York Enterprises South, Inc.	Power Ford Huntington Beach	CA